Related Parties	12 Months Ended
Dec. 31, 2021
Text Block [Abstract]
Related Parties
23	Related parties

i)	Transactions with key management personnel compensation
Compensation to Directors and executive officers of the Group comprised the following:

	2021	2020	2019
(in $ millions)	$	$	$
Short-term employee benefits	4	2	2
Post-employment benefits	*	*	*
Share-based payment	172	24	6

*	Amount less than $1 million
The aggregate value of transactions and outstanding balances related to key management personnel and entities over which they have control or joint control is insignificant.
ii)	Other related party transactions
The Group has entered into shareholders agreements with NCI that include capital contribution commitments. This primarily includes a commitment to contribute approximately $937 million to a subsidiary within the Group’s financial service segment offering digital banking services.
The Group did not enter into other significant related party transactions.